Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1)	The accompanying quarterly report on Form 10-Q for the period ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 7, 2009	/s/ Bradley E. Rock
Bradley E. Rock, Chairman, President
and Chief Executive Officer

/s/ Anita M. Florek
Anita M. Florek, Executive Vice President
and Chief Financial Officer